head>Unassociated Document
Structured Asset Trust Unit Repackagings (SATURNS)
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Administrator:
Chris Nuxoll 312.904.1023
christopher.nuxoll@bankofamerica.com
Statement Date:
540 W. Madison Street, Suite 1800
Chicago, IL 60661
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Other Related Information
Rating Information
Realized Loss Detail

Page 5-6

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAT31CBT
SAT31CBT_201011_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Sep-03
27-Oct-03
25-Jul-13
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley & Co. Incorporated
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's, Inc.
Bank of America Merrill Lynch
www.etrustee.net

19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Next Rate(3)
WAC:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
3.900000%
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Structured Asset Trust Unit Repackagings (SATURNS)
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
Grantor Trust
Statement Date:
960.000000000
0.000000000
0.000000000
960.000000000
4.185966800
5.2324583300%
0.00
0.00
0.000000000
5.2324583330%
0.000000000
12496DAA5
Units
25,000,000.00
0.00
0.00
24,000,000.00
104,649.17
24,000,000.00
Total P&I Payment
0.00
0.00
25,000,000.00
24,000,000.00
104,649.17
Total
24,000,000.00
0.00
0.00
104,649.17
19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
104,649.17
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
104,649.17
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
1,260.00
Total
1,260.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
105,909.17
(1,260.00)
0.00
0.00
0.00
(1,260.00)
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
105,909.17
24,000,000.00
24
0.00
0.00
0
0.00
0.00
0
0.00
0
24,000,000.00
24
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
104,649.17
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees
104,649.17

19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
1.00
1.00
Credit Support
0.00
0.00
0.00
0.00
0.00
Units
104,649.17
104,649.17
104,649.17
0.00
NA
NA
5.2324583330%
0.00
0.00
0.00
30/360
30
0.00
0.00
0.00
0.00
0.00
104,649.17
104,649.17
104,649.17
0.00
0.00
0.00
0.00
(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
(2) Accrued - Deductions + Additions Interest
19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Statement Date:
Underlying Issuer and Underlying Security
Interest Rate
Principal Amount Underlying Securit
Interest Payment Dates
Payment to the Trust
Wal-Mart Stores; Inc. 4.55% Notes due 2013
4.550%
1,000,000.00
22,750.00
Nov 1 2010 / May 1 2011
Bank of America Corporation 4.875% Senior Notes due 2013
4.875%
1,000,000.00
0.00
Jan 15 2011 / Jul 15 2011
Bank One Corporation 5.25% Subordinated Notes due 2013
5.250%
1,000,000.00
0.00
Jan 30 2011 / Jul 30 2011
BB&T Corporation 4.75% Subordinated Notes due 2012
4.750%
1,000,000.00
0.00
Apr 1 2011 / Oct 1 2011
Boeing Capital Corporation 5.80% Senior Notes due 2013
5.800%
1,000,000.00
0.00
Jan 15 2011 / Jul 15 2011
Campbell Soup Company 5.00% Notes dues 2012
5.000%
1,000,000.00
0.00
Dec 3 2010 / Jun 3 2011
Citigroup Inc. 5.625% Subordinated Notes dues 2012
5.625%
1,000,000.00
0.00
Feb 27 2011 / Aug 27 2011
ConocoPhillips 4.75% Notes due 2012
4.750%
1,000,000.00
0.00
Apr 15 2011 / Oct 15 2011
Consolidated Edison Company of New York; Inc. 5.625% Debentures; Series 2
5.625%
1,000,000.00
0.00
Jan 1 2011 / Jul 1 2011
Credit Suisse First Boston (USA); Inc. 6.50% Notes due January 15; 2012
6.500%
1,000,000.00
0.00
Jan 15 2011 / Jul 15 2011
Dominion Resources; Inc. 2002 Series C 5.70% Senior Notes due 2012
5.700%
1,000,000.00
0.00
Mar 17 2011 / Sep 17 2011
The Dow Chemical Company 6% Notes due 2012
6.000%
1,000,000.00
0.00
Apr 1 2011 / Oct 1 2011
Duke Energy Corporation 5.625% Senior Notes due 2012
5.625%
1,000,000.00
0.00
Nov 30 2010 / May 30 2011
Ford Motor Credit Company 7.250% GlobLs due October 25; 2011
7.250%
1,000,000.00
36,250.00
Apr 25 2011 / Oct 25 2011
General Electric Company 5% Notes due 2013
5.000%
1,000,000.00
0.00
Feb 1 2011 / Aug 1 2011
General Motors Acceptance Corporation 6.875% Notes due August 28; 2012
6.875%
1,000,000.00
0.00
Feb 28 2011 / Aug 28 2011
The Goldman Sachs Group; Inc. 4.750% Notes due 2013
4.750%
1,000,000.00
0.00
Jan 15 2011 / Jul 15 2011
John Deere Capital Corporation 5.10% Global Debentures due January 15; 20
5.100%
1,000,000.00
0.00
Jan 15 2011 / Jul 15 2011
Johnson & Johnson 3.80% Debentures due May 15; 2013
3.800%
1,000,000.00
19,000.00
Nov 15 2010 / May 15 2011
Limited Brands; Inc. 6.125% Notes due December 1; 2012
6.125%
1,000,000.00
0.00
Dec 1 2010 / Jun 1 2011
Marsh and McLennan Companies; Inc. 4.850% Senior Notes due 2013
4.850%
1,000,000.00
0.00
Feb 15 2011 / Aug 15 2011
Merck & Co.; Inc. 4.375% Notes due 2013
4.375%
1,000,000.00
0.00
Feb 15 2011 / Aug 15 2011

19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Statement Date:
Underlying Issuer and Underlying Security
Interest Rate
Principal Amount Underlying Securit
Interest Payment Dates
Payment to the Trust
SBC Communications Inc. 5.875% Global Notes due August 15; 2012
5.875%
1,000,000.00
0.00
Feb 15 2011 / Aug 15 2011
Verizon Virginia Inc. 4.625% Debentures; Series A; due 2013
4.625%
1,000,000.00
0.00
Mar 15 2011 / Sep 15 2011

19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Statement Date:
Swap Receipents
Swap Amount Received
Next Swap Rate
Swap Information
CBT Series 2003-1 Units Trust
105,909.17
5.295%

19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC.
Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
Units
12496DAA5
NR
A3
A-
Ba2
1/9/09
BB-
4/21/09

19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to Bank of America within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, Bank of America recommends that investors obtain current rating information directly from the rating agency.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-10
26-Nov-10
25-Oct-10
27-Dec-10
24-Nov-10
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Statement Date:
Realized Loss
Current Total
Cumulative
19-Nov-2010 - 15:56 (N834) (c) 2010 Bank of America Corporation

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..